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                                                                 October 1, 1999
 FUND PROFILE
T. ROWE PRICE
Emerging Markets Stock Fund

 A stock fund seeking long-term capital growth through investments in developing countries.

TROWEPRICELOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in emerging markets.


 What is the fund's principal investment strategy?

   The fund will invest at least 65% of its total assets across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

   Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  . Asia: China, Hong Kong, Indonesia, India, Korea, Pakistan, Philippines,
   Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.

  . Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama,
   Peru, and Venezuela.

  . Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia,
   Lithuania, Poland, Portugal, Romania, Russia, Slovakia, and Turkey.

  . Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius,
   Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

   Selection of common stocks reflects a growth style. Price-Fleming employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

   While we invest with an awareness of the global economic backdrop and our outlook for individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   In selecting stocks, we generally favor companies with one or more of the following characteristics:

     . leading market position;

     . attractive business niche;

     . strong franchise or natural monopoly;

     . technological leadership or proprietary advantages;

     . seasoned management;
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FUND PROFILE
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     . earnings growth and cash flow sufficient to support growing dividends;

     . healthy balance sheet with relatively low debt.

   While the fund invests primarily in common stocks, we may also purchase other securities, including futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all stock funds, this fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

  . Emerging market risk  Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be
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FUND PROFILE
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   overly reliant on particular industries and  more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies of hyperinflation and currency devaluations. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

   Governments in many emerging market countries participate to a significant degree in their economies and securities markets. The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

  . Other risks of foreign investing Other risks result from the varying stages of economic and political development, the differing regulatory environments and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have an adverse effect on the fund.

  . Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  . Year 2000 risk Companies, organizations, governmental entities, and markets in which the fund invests will be affected by the Year 2000 problem. While at this time the fund cannot predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. ones. The fund's return could be adversely affected as a result.

   As with all mutual funds, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and emerging market investments. Your decision should take into account whether you have any other foreign stock investments. If you want to further diversify a portfolio of U.S. and developed-country foreign stocks, and can accept the additional risks of investing in developing nations in an effort to achieve potentially greater capital appreciation, the fund could be an appropriate part of your overall investment strategy.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
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
           Calendar Year Total Returns
            "96"      "97"       "98"
 ---------------------------------------------
           11.82      1.23     -28.75
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



          Quarter ended              Total return
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 Best quarter                            6/30/95 10.50%

 Worst quarter                           9/30/98 -25.20%

 Table 1  Average Annual Total Returns
                                            Periods ended
                                          September 30, 1999
                                                    Since inception
                                      1 year         (03/31/1995)
 -----------------------------------
  Emerging Markets Stock Fund            47.68%          2.75%

  MSCI Emerging Markets Free Index       56.52            0.10
  Lipper Emerging Markets Funds          42.64            0.88
  Average
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


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. The fund charges a 2% redemption fee, payable to the fund, on shares held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund
          Shareholder fees (fees paid directly from your investment)
  Redemption fee (for shares held less than one                  2%
  year)                 Annual fund operating expenses
                (expenses that are deducted from fund assets)

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
  Management fee                                               1.07%/a/
  Other expenses                                               0.69%
  Total annual fund operating expenses                         1.76%/a/
  Fee waiver/reimbursement                                     0.01%
  Net expenses                                                 1.75%
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


 /a/Price-Fleming is contractually obligated to waive its fees and bear any expenses through October 31, 1999, that would cause the fund's ratio of expenses to average net assets to exceed 1.75%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.75%; however, no reimbursement will be made after October 31, 2001, or if it would result in the expense ratio exceeding 1.75%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:
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
   1 year      3 years      5 years       10 years
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
    $178        $551         $949          $2,062
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



 Who manages the fund?

   The fund is managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and the London-based Fleming Group. Established in 1979, Price-Fleming manages investments for individual and institutional accounts, including 12 no-load mutual funds sold directly to the public.

   The fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing its investment program. The advisory group consists of Martin G. Wade, who joined Price-Fleming in 1979 and has 30 years of experience with the Fleming Group in research, client service, and investment management; Christopher D. Alderson, who joined Price-Fleming in 1988 and has 13 years of experience with the Fleming Group in research and portfolio management; Frances Dydasco, who joined Price-Fleming in 1996 and has 10 years of experience in research and financial analysis; Mark J.T. Edwards, who joined Price-Fleming in 1987 and has 17 years of experience in financial analysis; and Benedict R.F. Thomas, who joined Price-Fleming in 1988 and has 10 years of portfolio management experience.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.
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FUND PROFILE
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 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
                                                                     RPS F05-035
 T. Rowe Price Investment Services, Inc., Distributor
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